AMERICAN MUNICIPAL TERM TRUST

STATEMENT OF ASSETS AND LIABILITIES
APRIL 10, 2001

ASSETS:

Accrued interest receivable          $            9,369
Other assets                                          5
                                     ------------------
  Total assets                                    9,374
                                     ------------------

LIABILITIES:
Bank overdraft                                    9,374
                                     ------------------
  Total liabilities                               9,374
                                     ------------------
  Net assets                         $                -
                                     ==================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AMERICAN MUNICIPAL TERM TRUST

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2001, TO APRIL 10, 2001*

INCOME:
Interest                                                 $            770,828
Dividends                                                              77,117
                                                         --------------------
     Total income                                                     847,945


EXPENSES (NOTE 4):
Investment management fee                                              60,032
Administrative fee                                                     53,157
Custodian fee                                                           3,602
Transfer agent fee                                                     20,944
Reports to shareholders                                                11,039
Directors' fees                                                           136
Audit and legal fees                                                   18,250
Other expenses                                                         15,385
                                                         --------------------
     Total expenses                                                   182,545
                                                         --------------------

     Net investment income                                            665,400
                                                         --------------------


NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS
Net realized gain on investments (note 3)                             356,116
Net change in unrealized appreciation or
     depreciation of investments                                     (395,904)
                                                         --------------------
     Net loss on investments                                          (39,788)
                                                         --------------------

         Net increase in net assets resulting from
            operations                                   $            625,612
                                                         ====================



* The fund terminated operations and distributed all net assets to shareholders on April 10, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AMERICAN MUNICIPAL TERM TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Period from
                                                                          1/1/01 to               Year Ended
                                                                           4/10/01*                12/31/00
                                                                      -------------------     ------------------
OPERATIONS:
Net investment income                                                 $           665,400   $          6,094,294
Net realized gain on investments                                                  356,116              3,302,123
Net change in unrealized appreciation or
  depreciation of investments                                                    (395,904)            (4,576,325)
                                                                      -------------------     ------------------
  Net increase in net assets resulting from operations                            625,612              4,820,092
                                                                      -------------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
    Common stock dividends                                                     (6,461,620)            (5,806,049)
    Preferred stock dividends                                                           -             (1,160,210)
From net realized gains:
    Common stock dividends                                                     (3,120,664)              (570,713)
Tax return of capital                                                              (4,841)                     -
                                                                      -------------------     ------------------
  Total distributions                                                          (9,587,125)            (7,536,972)
                                                                      -------------------     ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Payments for redemption of preferred stock                                              -            (42,500,000)
Payments for 8,455,000 shares of common stock in
  connection with termination of fund operations                              (78,928,270)                     -
                                                                      -------------------     ------------------

  Total decrease in net assets from capital share transactions                (78,928,270)           (42,500,000)
                                                                      -------------------     ------------------

  Total decrease in net assets                                                (87,889,783)           (45,216,880)

Net assets at beginning of period                                              87,889,783            133,106,663
                                                                      -------------------     ------------------

Net assets at end of period                                           $                 -     $       87,889,783
                                                                      ===================     ==================

Undistributed net investment income                                   $                 -     $        5,801,447
                                                                      ===================     ==================



* The fund terminated operations and distributed all net assets to shareholders on April 10, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

               American Municipal Term Trust Inc. (AXT) (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invested primarily in investment grade municipal obligations including municipal zero-coupon securities. Fund shares were listed on the New York Stock Exchange under the symbol AXT from the commencement of operations through April 3, 2001. The fund terminated operations and distributed all its net assets on April 10, 2001, in accordance with the terms of its prospectus.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               INVESTMENTS IN SECURITIES

               Portfolio securities for which market quotations were readily available were valued at current market value. If market quotations or valuations were not readily available, or if such quotations or valuations were believed to be inaccurate, unreliable or not reflective of market value, portfolio securities were valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably have expected to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities was provided by an independent pricing service. The pricing service employed methodologies that utilized actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally considered such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices were not available from an independent pricing service but where an active market existed were valued using market quotations obtained from one or more dealers that made markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less were valued at amortized cost, which approximated market value.

               Securities transactions were accounted for on the date securities were purchased or sold. Realized gains and losses were calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, was recorded on an accrual basis.

               SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

               Delivery and payment for securities that were purchased by the fund on a when-issued or forward-commitment basis could take place a month or more after the transaction date. During this period, such securities did not earn interest, were subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregated, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of April 10, 2001, the fund had no outstanding when-issued or forward-commitments.

               FEDERAL TAXES

               The fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and was not subject to federal income tax. Therefore, no income tax provision was required. The fund also distributed its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains and losses differed for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the period from net investment income or net realized gains may have differed from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts were distributed may have differed from the year that the income or realized gains or losses were recorded by the fund.

               On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to decrease undistributed net investment income and increase accumulated net realized gain on investments by $5,227.

               DISTRIBUTIONS TO SHAREHOLDERS

               Distributions from net investment income were made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions were recorded as of the close of business on the ex-dividend date and preferred stock dividends were accrued daily. Net realized gains distributions, if any, were made at least annually. Distributions were payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares were purchased in the open market.

               USE OF ESTIMATES

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS

               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the period ended April 10, 2001, were $14,438,867 and $51,237,400, respectively.

(4) EXPENSES

               INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

               The fund had entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

               The investment advisory agreement provided the advisor with a monthly investment management fee in an amount equal to an annualized percentage of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities, from the value of the total assets of the fund). For its fee, the advisor provided investment advice and, in general, conducted the management and investment activity of the fund.

               The administration agreement provided the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provided regulatory reporting and record-keeping services for the fund.

               OTHER FEES AND EXPENSES

               In addition to the investment management and administrative fees, the fund was responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses.

               During the period ended April 10, 2001, the fund paid $3,602 to U.S. Bank for custody services.

(5) CAPITAL SHARE TRANSACTIONS

               In preparation for its termination and liquidation, the fund redeemed all outstanding shares of its preferred stock at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through the redemption date. The fund redeemed the following shares of preferred stock:

                Date             Shares                     Cost
                ----             ------                     ----
                7/13/00            800                      $20,000,000
                8/24/00            200                        5,000,000
                10/12/00           700                       17,500,000
                                 -----                      -----------
                                 1,700                      $42,500,000
                                 =====                      ===========

               The final distribution to common shareholders, which was paid on April 10, 2001, was $87,446,682, or $10.3426 per share, which consisted of the following:

               Distribution from:                        Amount             Per Share
               ------------------                        ------             ---------
               Principal                              $78,928,270            $9.3351
               Tax-exempt income                        5,359,624             0.6339
               Taxable ordinary income                     36,356             0.0043
               Long-term capital gains                  3,156,668             0.3685
               Short-term capital gains                     6,764             0.0008
                                                      -----------           --------
                                                      $87,446,682           $10.3426
                                                      ===========           ========

(6) PARENT COMPANY ACQUISITION

               On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is called U.S. Bancorp.

(7)  FINANCIAL HIGHLIGHTS

PER-SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                                                   Period from                 Year Ended December 31,
                                                                    1/1/01 to    -------------------------------------------------
                                                                   4/10/01(h)      2000      1999      1998(g)    1997       1996
                                                                   ---------     --------  --------   --------  --------  --------
PER-SHARE DATA
Net asset value, common stock, beginning of period                 $   10.40     $  10.72  $  11.37   $  11.51  $  11.52  $  11.83
Operations:
  Net investment income                                                 0.08         0.72      0.90       0.90      0.91      0.93
  Net realized and unrealized gains (losses) on investments            (0.01)       (0.14)    (0.65)     (0.12)    (0.02)    (0.35)
                                                                   ---------     --------  --------   --------  --------  --------
   Total from operations                                                0.07         0.58      0.25       0.78      0.89      0.58
                                                                   ---------     --------  --------   --------  --------  --------
Distributions to shareholders:
  From net investment income
   Paid to common shareholders                                         (0.76)       (0.69)    (0.73)     (0.65)    (0.65)    (0.65)
   Paid to preferred shareholders                                          -        (0.14)    (0.17)     (0.16)    (0.17)    (0.17)
  From net realized gains
   Paid to common shareholders                                         (0.37)       (0.07)        -      (0.08)    (0.06)    (0.05)
   Paid to preferred shareholders                                          -            -         -      (0.03)    (0.02)    (0.02)
  From payments of principal                                           (9.34)(h)        -         -          -         -         -
                                                                   ---------     --------  --------   --------  --------  --------
  Total distributions to shareholders                                 (10.47)       (0.90)    (0.90)     (0.92)    (0.90)    (0.89)
                                                                   ---------     --------  --------   --------  --------  --------

Net asset value, common stock, end of period                       $   (9.34)    $  10.40  $  10.72   $  11.37  $  11.51  $  11.52
                                                                   =========     ========  ========   ========  ========  ========
Market value, common stock, end of period                          $       -     $  10.25  $  10.25   $  11.56  $  11.50  $  11.25
                                                                   =========     ========  ========   ========  ========  ========

SELECTED INFORMATION
Total return, common stock, net asset value (a)                        0.71%        4.16%     0.76%      5.37%     6.22%     3.47%
Total return, common stock, market value (b)                           2.34%        7.35%    -5.17%      7.11%     8.89%     9.06%
Net assets at end of period (in millions)                          $      -      $     88  $    133   $    139  $    140  $    140
Ratio of expenses to average weekly net assets applicable
  to common stock (c)                                                  0.76%        0.65%     0.95%      0.90%     0.90%     0.91%
Ratio of net investment income to average weekly net asets
  applicable to common stock (d)(e)                                    2.77%(i)     4.20%     6.58%      6.40%     6.39%     6.57%

Portfolio turnover rate (excluding short-term securities)                61%(i)       20%        4%         8%        4%        9%
Remarketed preferred stock outstanding end of period (in millions) $       -     $      -  $     43   $     43  $     43  $     43
Asset coverage per share (in thousands) (f)                                -            -  $     82   $     82  $     82  $     82
Liquidation preference and market value per share (in thousands)           -            -  $     25   $     25  $     25  $     25



(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.

(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.76%, 0.65%, 0.66%, 0.63%, 0.63% AND 0.64% FOR THE PERIOD ENDED APRIL 10, 2001,
    AND THE FISCAL YEARS 2000, 1999, 1998, 1997 AND 1996, RESPECTIVELY.

(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY NET ASSETS
    APPLICABLE TO COMMON STOCK.

(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 2.77%, 5.19%, 5.57%, 5.43%, 5.49% AND 5.59% FOR THE PERIOD ENDED APRIL 10, 2001,
    AND THE FISCAL YEARS 2000, 1999, 1998, 1997 AND 1996, RESPECTIVELY.

(f) REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.

(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK NATIONAL ASSOCIATION.

(h) ON APRIL 10, 2001, THE FUND TERMINATED OPERATIONS AND DISTRIBUTED ALL OF ITS NETS ASSETS TO ITS SHAREHOLDERS. SHARES OF THE FUND CEASED TO TRADE
    ON THE NEW YORK STOCK EXCHANGE ON APRIL 3, 2001.

(i) ANNUALIZED.

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL TERM TRUST INC.


We have audited the accompanying statement of assets and liabilities of American Municipal Term Trust Inc as of April 10, 2001 (date operations terminated), and the related statement of operations for the period from January 1, 2001 to April 10, 2001, and the statements of changes in net assets for the period from January 1, 2001 to April 10, 2001 and for the year ended December 31, 2000 and the financial highlights for the period from January 1, 2001 to April 10, 2001 and for each of the two years in the period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1998, were audited by other auditors whose report dated February 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2001, 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Term Trust Inc. at April 10, 2001, the results of its operations for the period from January 1, 2001 to April 10, 2001, and changes in its net assets and financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Minneapolis, Minnesota
May 29, 2001